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                                  EXHIBIT INDEX


Exhibit
Number                            Description



99.1 Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings dated August 9, 2002.

99.2 Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings dated August 14, 2002.